                                                                     EXHIBIT 99g


                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                  OCTOBER 1997



The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Debtor by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.

                                          /s/ Richard Cascarilla
                                          ----------------------------------
                                          RICHARD A. CASCARILLA, PRESIDENT
                                          DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                  OCTOBER 1997

                                     Assets
Current Assets:

         Cash                                                          $  139,099.37
                                                                       -------------
                  Accounts Receivable              $
                                                   -------------
                  Allowance for Doubtful
                           Accounts                $
                                                   -------------
                  Accounts Receivable (Net)                            $
                                                                       -------------
                  Inventory                                            $
                                                                       -------------
                  Prepaid Expenses                                     $
                                                                       -------------
                  Total Current Assets                                                    $  139,099.37
                                                                                          -------------

Property and Equipment (Fair Market Value)
                  Real Property                    $
                                                   -------------
                  Machinery and Equipment          $5,700,000.00
                                                   -------------
                  Furniture and Fixtures           $
                                                   -------------
                  Office Equipment                 $
                                                   -------------
                  Leasehold Improvements           $
                                                   -------------
                  Vehicles                         $
                                                   -------------
                  Other                            $
                                                   -------------
                  Total Property and Equipment                                            $5,700,000.00
                                                                                          -------------
                  Total Assets:                                                           $5,839,099.37
                                                                                          -------------

                                   LIABILITIES
                                  OCTOBER 1997

Postpetition Liabilities (Accrued and Unpaid)

         Salaries & Wages                        $
                                                 -------------
         Payroll Taxes                           $    2,767.70
                                                 -------------
         Sales Taxes                             $
                                                 -------------
         Income Taxes                            $
                                                 -------------
         Real Property Taxes                     $
                                                 -------------
         Personal Property Taxes                 $
                                                 -------------
         Accounts Payable                        $
                                                 -------------
         Postpetition Real Property
                  Lease Arrearages               $
         Postpetition Equipment
                  Lease Arrearages               $
                                                 -------------
         Accrued Professional Fees
         Other    LOAN SHAREHOLDER               $
                                                 -------------
                  DIEGOTEL, INC STOCK-BOOK VALUE $
                                                 -------------
         Total Postpetition Liabilities                                $    2,767.70
                                                                       -------------

Prepetition Liabilities

         Priority Debt (Schedule A-1)            $
                                                 -------------
         Secured Debt (Schedule A-2)             $
                                                 -------------
         Unsecured Debt (Schedule A-3)           $
                                                 -------------
         Total Prepetition Liabilities                                 $
                                                                       -------------
Shareholder's Equity

         Common Stock                            $
                                                 -------------
         Paid-In Capital                         $5,700,000.00
                                                 -------------
         Retained Earnings                       $  136,331.67
                                                 -------------
         Total Shareholder's Equity                                    $ 5,836,331.67
                                                                       --------------
         Total Liabilities & Equity                                    $ 5,839,099.37
                                                                       --------------

                                 RECAPITULATION
                                  OCTOBER 1997

Balance from Prior Month

         PowerTel M/M General Account                                           $  2,976.51
                                                                                -----------

                  Bank      Chase
                  Branch    New York
                  Account   #312731324365

         PowerTel General Account                                               $161,148.70
                                                                                -----------
                  Bank      First of America Bank, N.A. Michigan
                  Branch    Okemos, Michigan 48864
                  Account # 62-3007936-7

         Tax Account                                                            $
                                                                                -----------
                  Bank
                  Branch
                  Account #

Balance to Carry Forward to Next Month

           General Account  #312731324365                                       $  2,983.09
                                                                                -----------
           General Account  #62-3007936-7                                       $136,116.28
                                                                                -----------
           Tax Account                                                          $
                                                                                -----------

                               POWERTEL USA, INC.
                             EAST LANSING, MICHIGAN
                             BANK ACCOUNT SUMMARIES
                                    #97-30265
                                 (PTELBANK.107)
                                OCTOBER 31, 1997


                                                              FIRST OF
DATE              DESCRIPTION                                 AMERICA                   CHASE             TOTALS
----              -----------                                 -------                   -----             ------
09.22.97   BEGINNING BALANCE                                           .00                2976.51           2976.51
                                                              ------------           ------------    --------------
09.22.97   FUNDS TO OPEN ACCOUNT                                    100.00                                   100.00
09.29.97   TRANSFER FROM CHASE #312731324366                     142587.89                                142587.89
09.29.97   TRANSFER FROM CHASE #312750667866                      18560.81                                 18560.81
09.29.97   INTEREST EARNED                                             .17                                      .17
10.31.97   INTEREST EARNED                                                                   6.58              6.58
                                                              ------------           ------------    --------------
10.31.97   TOTAL DEPOSITS                                        161248.87                   6.58         161255.45
                                                              ------------           ------------    --------------
10.31.97   CHECKS WRITTEN PER ATTACHED LISTING                    25132.29                    .00          25132.29
                                                              ------------           ------------    --------------
10.31.97   BALANCE                                               136116.58                2983.09        139,099.67
                                                              ============           ============     =============

RUN DATE: 11/10/97         POWERTEL USA, INC.                    PAGE: I
SYS DATE: 10/31/97         TRANSACTION JOURNAL                   TIME: 12:04 PM


SOURCE            POSTING           CREDIT
JOURNAL           DATE              ACCOUNT NO       BATCH TOTAL                JOURNAL COMMENT
CD-0001           10/31/97          1020-000-00        25,132.01                DISBURSEMENTS

CHECK NO          DATE              COMMENT                            DEBIT ACCT                     TRANS AMOUNT
--------          ----              -------                            ----------                     ------------
0001001           10/02/97          CASEY & BOOG                       6600-000-00                         95.00
0001002           10/02/97          KNUTSONS TRAVEL PORT               7900-000-00                        734.09
0001003           10/02/97          MCBEE SYSTEM                       6500-000-00                        206.01
0001004           10/02/97          HERTH PRINTING                     6500-000-00                        210.00
0001005           10/02/97          AMERITECH                          7800-000-00                         66.22
0001006           10/02/97          BANK OF AMERICA                    6500-000-00                         80.00
0001007           10/03/97          RICHARD A. CASCARILLA              8100-000-00                      3,200.00
0001008           10/03/97          VOID                               1020-000-00                           .00
0001009           10/03/97          H. LAWRENCE HERTH                  8100-000-00                        991.20
0001010           10/03/97          VOID                               1020-000-00                           .00
0001011           10/03/97          UPS                                6500-000-00                         23.75
0001012           10/06/97          BYE GONE TRAVEL                    7900-000-00                        323.00
0001013           10/06/97          POSTMASTER E. LANSING              6500-000-00                        160.00
0001014           10/07/97          KNUTSON TRAVEL PORT                7900-000-00                        479.00
0001015           10/07/97          MBNA                               6500-000-00                        677.07

0001016           10/18/97          PEPPERMILL HOTEL                   7900-000-00                        575.73
0001016           10/18/97          PEPPERMILL HOTEL                   6300-000-00                        229.56
                                                                                                       ---------
                                                              CHECK 0001016 TOTALS                        805.29

0001017           10/18/97          CASEY & BOOG                       6600-000-00                         95.00
0001018           10/26/97          UPS                                6500-000-00                         37.25
0001019           10/28/97          AMERITECH                          7800-000-00                         77.71
0001020           10/28/97          VOID                               1020-000-00                           .00
0001021           10/29/97          WALL STREET JOURNAL                5670-000-00                     16,872.00
                                                                                                       ---------
                                                              JOURNAL CD-0001 TOTALS:                  25,132.59
                                                                                                       ---------
                                                              SOURCE CD TOTALS:                        25,132.59
                                                                                                       ---------
                                                              REPORT TOTALS:                           25,132.59
                                                                                                       =========

                               CASH FLOW STATEMENT
                                  OCTOBER, 1997

                                                                                                    Projected
                                                                                 Current           For current
                                                                                  Month               Month
                                                                                  -----               -----
         Receipts:

                  Sales (Cash Only)                                             $                $
                                                                                 --------------   -------------
                  Collections of Accounts Receivable                            $                $
                                                                                 --------------   -------------
                  Other Income                                                  $          6.75  $
                                                                                 --------------   -------------
         Total Receipts                                                         $          6.75  $
                                                                                 --------------   -------------

         Disbursements:

                  Purchases and Inventory                                       $                $
                                                                                 --------------   -------------
                  Salaries and Wages                                            $      4,091.20  $
                                                                                 --------------   -------------
                  Employee Benefits                                             $                $
                                                                                 --------------   -------------
                  Equipment Lease Payments                                      $                $
                                                                                 --------------   -------------
                  Rent                                                          $                $
                                                                                 --------------   -------------
                  Secured Debt Payments                                         $                $
                                                                                 --------------   -------------
                  Outside Services                                              $        190.00  $
                                                                                 --------------   -------------
                  Telephone                                                     $        143.43  $
                                                                                 --------------   -------------
                  Repairs & Maintenance                                         $                $
                                                                                 --------------   -------------
                  Miscellaneous Office Expense                                  $      1,394.08  $
                                                                                 --------------   -------------
                  Advertising                                                   $                $
                                                                                 --------------   -------------
                  Travel & Entertainment                                        $      2,341.38  $
                                                                                 --------------   -------------
                  Professional Fees                                             $                $
                                                                                 --------------   -------------
                  Court Costs                                                   $     16,872.00  $
                                                                                 --------------   -------------

         Insurance:        Liability                                            $                $
                                                                                 --------------   -------------
                           Property                                             $                $
                                                                                 --------------   -------------
                           Vehicle                                              $                $
                                                                                 --------------   -------------
                           Worker's Compensation                                $                $
                                                                                 --------------   -------------
                           Other                                                $                $
                                                                                 --------------   -------------

         Taxes:            Payroll                                              $                $
                                                                                 --------------   -------------
                           Sales                                                $                $
                                                                                 --------------   -------------
                           Income                                               $                $
                                                                                 --------------   -------------
                           Real Property                                        $                $
                                                                                 --------------   -------------
                           Personal Property                                    $                $

         Total Disbursements                                                    $    25,032.59   $
                                                                                 --------------   -------------
         Cash Flow                                                              $   (25,025.84)  $
                                                                                 --------------   -------------

                                INCOME STATEMENT
                                 (Accrual Basis)
                                  OCTOBER 1997

                                                                                Current                   Year to
                                                                                Month                     Date
                                                                                -----                     ----
         Income                                                                 $                         $
                                                                                ---------------           -------------
         Cost of Goods Sold
                  Beginning Inventory                                           $                         $
                                                                                ---------------           -------------
                  Inventory Purchases                                           $                         $
                                                                                ---------------           -------------
                  Ending Inventory                                              $                         $
                                                                                ---------------           -------------
                  Total Costs of Goods Sold                                     $                         $
                                                                                ---------------           -------------
         Operating Expenses
                  Salaries and Wages                                            $      6,200.00           $    6,200.00
                                                                                ---------------           -------------
                  Employee Benefits                                             $                         $
                                                                                ---------------           -------------
                  Equipment Lease Payments                                      $                         $
                                                                                ---------------           -------------
                  Rent                                                          $                         $
                                                                                ---------------           -------------
                  Secured Debt Payments                                         $                         $
                                                                                ---------------           -------------
                  Outside Services                                              $        190.00           $      190.00
                                                                                ---------------           -------------
                  Telephone                                                     $        143.93           $      143.93
                                                                                ---------------           -------------
                  Repairs & Maintenance                                         $                         $
                                                                                ---------------           -------------
                  Miscellaneous Office Expense                                  $      1,394.08           $    1,394.08
                                                                                ---------------           -------------
                  Advertising                                                   $                         $
                                                                                ---------------           -------------
                  Travel & Entertainment                                        $      2,341.38           $    2,341.38
                                                                                ---------------           -------------
                  Professional Fees                                             $                         $
                                                                                ---------------           -------------
                  Court Costs                                                   $     16,872.00           $   16,872.00
                                                                                ---------------           -------------
                  Insurance:                Liability                           $                         $
                                                                                ---------------           -------------
                                            Property                            $                         $
                                                                                ---------------           -------------
                                            Vehicle                             $                         $
                                                                                ---------------           -------------
                                            Worker's Compensation               $                         $
                                                                                ---------------           -------------
                                            Other                               $                         $
                                                                                ---------------           -------------
                  Taxes:                    Payroll                             $        658.90           $      658.90
                                                                                ---------------           -------------
                                            Sales                               $                         $
                                                                                ---------------           -------------
                                            Income                              $                         $
                                                                                ---------------           -------------
                                            Real Property                       $                         $
                                                                                ---------------           -------------
                                            Personal Property                   $                         $
                                                                                ---------------           -------------
                  Total Operating Expenses                                      $     27,800.29           $   27,800.29
                                                                                ---------------           -------------
                  Total Profit (Loss) from Operations                           $    (27,800.29)          $  (27,800.29)
                                                                                ---------------           -------------
                  Other Income (Expense)                                        $                         $
                                                                                ---------------           -------------
                           Gain (Loss) on Sale of Assets                        $                         $
                                                                                ---------------           -------------
                           Interest Expense                                     $                         $
                                                                                ---------------           -------------
                           Interest Income                                      $          6.75           $        6.75
                                                                                ---------------           -------------
                           Dividend income                                      $                         $
                                                                                ---------------           -------------
                           Herth Printing Income (loss)                         $                         $
                                                                                ---------------           -------------
                           Total                                                $          6.75           $        6.75
                                                                                ---------------           -------------
                  Total Profit (Loss) for Month                                 $    (27,793.54)          $  (27,793.54)
                                                                                ---------------           -------------

                              Monthly Questionnaire

         I.       Accounts Payable and Receivable Aging:

                  Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:


                                  Accounts Payable     Accounts Receivable
                                  ----------------     -------------------
Less Than 31 Days Past Due              -0-                    -0-
31 to 60 Days Past Due
61 to 90 Days Past Due
91 to 120 Days Past Due
Over 120 Days Past Due

     II.  Payments to Secured Creditors and Lessors:

     Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.

Creditor Name and Address              Payment          Periodic        Date of                 Post Petition Payments
                                       Period           Payment         Last                  Made                Missed
                                                                                              ----                ------
                                       (mo/wk)          Amount          Payment
                                                                                        No.       Amount      No.      Amount
                                                                                        ---       ------      ---      ------


MONTHLY QUESTIONNAIRE
Page 2

III. Tax Liability
     Gross Payroll Expense for Report Month:                                        $6,200.00
                                                                                    ---------
     Gross Sales Subject to Sales Tax for Report Month                                  $0.00
                                                                                    ---------

                                       Date Paid        Amount Paid        Due But Not Paid         Accrued But Not Due
                                       ---------        -----------        ----------------         -------------------
Federal Payroll & Withholding                                                                       1,882.70
State Payroll & Withholding                                                                           885.00
State Sales & Use

IV.  Insurance Coverage

                                      Carrier/Agent Name         Amount of          Policy                 Policy Paid
                                                                 Coverage           Expiration             Through Date
                                                                                    Date
Worker's Compensation
Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.   Postpetition Payments


     A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

     If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

     B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

     If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

MONTHLY QUESTIONNAIRE
Page 3


VI.    Narrative

     Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

VII.   U.S. Trustee Fees


Quarter               Total                  Quarterly Fee       Amount Paid          Date Paid        Total Quarterly
Ending                Disbursement                                                                     Fees Due But
                      During Quarter                                                                   Not Paid


     I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and,- after making reasonable inquiry, believe that these documents are accurate and correct.

                  DATED this 20th day of October, 1997.


                                           By:  /s/ Richard Cascarilla
                                                -----------------------------